                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                              December 10, 1998
                      ---------------------------------
                      (Date of earliest event reported)


                   DAIMLER-BENZ VEHICLE OWNER TRUST 1998-A
         -----------------------------------------------------------
         (Daimler-Benz Vehicle Receivables Corporation - Originator)
            (Exact name of Registrant as specified in its charter)


   Delaware                     333-64671                        13-3770955
--------------            ---------------------              -------------------
  (State of               (Commission File No.)                 (IRS Employer
Incorporation)                                               Identification No.)


       1201 North Market Street, Suite 1406, Wilmington Delaware 19801
       ---------------------------------------------------------------
         (Address of principal executive offices, including zip code)


                                 302-426-1900
             ----------------------------------------------------
             (Registrant's telephone number, including area code)



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Item 5.  Other Events

                  In connection with the issuance by Daimler-Benz Vehicle Owner Trust 1998-A (the "Trust") of Asset Backed Notes pursuant to the Prospectus dated December 3, 1998 filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(4), Daimler Benz Vehicle Receivables Corporation ("DBVRC") is filing the exhibits listed below to this Current Report on Form 8-K which are incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


                                    EXHIBITS


Designation           Description                        Method of Filing
-----------           -----------                        ----------------

Exhibit 1.1           Conformed copy of                  Filed with this
                      the Note Underwriting Agreement    report

Exhibit 4.1           Conformed copy of                  Filed with this
                      the Amended and                    report
                      Restated Trust
                      Agreement dated as
                      of November 1, 1998
                      between DBVRC and
                      Chase Manhattan Bank
                      (Delaware)

Exhibit 4.2           Conformed copy of                  Filed with this
                      the Sale and Servicing             report
                      Agreement dated
                      as of November 1,
                      1998 among DBVRC,
                      Mercedes-Benz Credit
                      Corporation ("MBCC")
                      and the Trust

Exhibit 4.3           Conformed copy of                  Filed with this
                      the Indenture dated                report
                      as of November 1,
                      1998 between the
                      Trust and Citibank,
                      N.A.
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Exhibit 4.4                    Conformed copy of                 Filed with this
                               the Administration                report
                               Agreement dated as
                               of November 1, 1998
                               among the Trust,
                               MBCC and Citibank,
                               N.A.

Exhibit 10.1                   Conformed copy of                 Filed with this
                               the Purchase Agreement            report
                               dated as of
                               November 1, 1998
                               between MBCC and
                               DBVRC

Exhibit 25                     Conformed copy of                 Filed with this
                               Form T-1 Statement                report
                               of Eligibility under
                               the Trust Indenture
                               Act of 1939 of
                               Citibank, N.A.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Daimler-Benz Vehicle Owner Trust 1998-A

Date: December 23, 1998                  By: Mercedes-Benz Credit Corporation
                                             -----------------------------------
                                             (Servicer)

                                         By:  /s/ David A. Klanica
                                             -----------------------------------
                                         Name:  David A. Klanica
                                         Title: Director of Accounting Services,
                                         Authorized Officer

                                  EXHIBIT INDEX


Designation                       Description
-----------                       -----------

Exhibit 1.1                       Conformed copy of the Note Underwriting
                                  Agreement

Exhibit 4.1 Conformed copy of the Amended and Restated Trust Agreement dated as of November 1, 1998 between DBVRC and Chase Manhattan Bank (Dela ware)

Exhibit 4.2 Conformed copy of the Sale and Servicing Agreement dated as of November 1, 1998 among DBVRC, Mercedes-Benz Credit Corporation ("MBCC") and the Trust

Exhibit 4.3 Conformed copy of the Indenture dated as of November 1, 1998 between the Trust and Citibank, N.A.

Exhibit 4.4 Conformed copy of the Administration Agree ment dated as of November 1, 1998 among the Trust, MBCC and Citibank, N.A.

Exhibit 10.1 Conformed copy of the Purchase Agreement dated as of November 1, 1998 between MBCC and DBVRC

Exhibit 25 Conformed copy of Form T-1 Statement of Eli gibility under the Trust Indenture Act of 1939 of Citibank, N.A.